SYNOVUS

Third Quarter 2011 Results

October 27, 2011

SYNOVUS

Forward-looking Statements

This slide presentation and certain of our other filings with the Securities and Exchange Commission contain statements that constitute "forward-looking statements" within the meaning of, and subject to the protections of, Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements other than statements of historical fact are forward-looking statements. You can identify these forward-looking statements through Synovus' use of words such as "believes," "anticipates," "expects," "may," "will," "assumes," "should," "predicts," "could," "should," "would," "intends," "targets," "estimates," "projects," "plans," "potential" and other similar words and expressions of the future or otherwise regarding the outlook for Synovus' future business and financial performance and/or the performance of the commercial banking industry and economy in general. These forward-looking statements include, among others, (1) our expectations on credit trends; (2) expectations on loan growth; (3) expectations on deposit trends; (4) expectations on cost savings from our efficiency and expense management initiatives; (5) expectations or changes in our deposit mix and the impact on our cost of funding and net interest margin; (6) expectations on the impact of the repositioning of our investment portfolio; (7) our expected future impact of DTA valuation allowance; (8) expected annual impact from regulatory reform on fee income; (9) expectations on future profitability; and (10) the assumptions underlying our expectations. Prospective investors are cautioned that any such forward-looking statements are not guarantees of future performance and involve known and unknown risks and uncertainties which may cause the actual results, performance or achievements of Synovus to be materially different from the future results, performance or achievements expressed or implied by such forward-looking statements. Forward-looking statements are based on the information known to, and current beliefs and expectations of, Synovus' management and are subject to significant risks and uncertainties. Actual results may differ materially from those contemplated by such forward-looking statements. A number of factors could cause actual results to differ materially from those contemplated by the forward-looking statements in this report. Many of these factors are beyond Synovus' ability to control or predict.

These forward-looking statements are based upon information presently known to Synovus' management and are inherently subjective, uncertain and subject to change due to any number of risks and uncertainties, including, without limitation, the risks and other factors set forth in Synovus' filings with the Securities and Exchange Commission, including its Annual Report on Form 10-K for the year ended December 31, 2010 under the captions "Cautionary Notice Regarding Forward-Looking Statements" and "Risk Factors" and in Synovus' quarterly reports on Form 10-Q and current reports on Form 8-K. We believe these forward-looking statements are reasonable; however, undue reliance should not be placed on any forward-looking statements, which are based on current expectations and speak only as of the date that they are made. We do not assume any obligation to update any forward-looking statements as a result of new information, future developments or otherwise, except as otherwise may be required by law.

Use of Non-GAAP Financial Measures

This slide presentation contains certain non-GAAP financial measures determined by methods other than in accordance with generally accepted accounting principles. Such non-GAAP financial measures include the following: pre-tax, pre-credit costs income; core deposits and core deposits excluding time deposits; net interest margin excluding negative impact of non-performing loans; core expenses; the ratio of pre-tax, pre-credit costs income to risk weighted assets; and the tangible common equity to tangible assets ratio. The most comparable GAAP measures to these measures are income (loss) before income taxes; total deposits; net interest margin; total non-interest expense; the ratio of net income (loss) to average total assets; and the ratio of total equity to total assets, respectively. Management uses these non-GAAP financial measures to assess the performance of Synovus' core business and the strength of its capital position. Synovus believes that these non-GAAP financial measures provide meaningful additional information about Synovus to assist investors in evaluating Synovus' operating results, financial strength and capitalization. The non-GAAP measures should be considered as additional views of the way our financial measures are affected by significant charges for credit costs and other factors. The tangible common equity to tangible assets ratio is used by management to assess the strength of our capital position. Core deposits and core deposits excluding time deposits are a measure used by management and investment analysts to evaluate organic growth of deposits and the quality of deposits as a funding source. The net interest margin excluding the negative impact of non-performing loans is a measure used by management to evaluate the net interest margin excluding the adverse impact of non-performing loans and interest charge-offs. Pre-tax, pre-credit costs income is a measure used by management to evaluate core operating results exclusive of credit costs as well as certain non-core income/expenses such as restructuring charges. Core expenses is a measure utilized by management to measure the success of expense management initiatives focused on reducing recurring controllable operating costs. These non-GAAP financial measures should not be considered as a substitute for operating results determined in accordance with GAAP and may not be comparable to other similarly titled measures of other companies. The computations of the non-GAAP financial measures used in this slide presentation are set forth in the Appendix to this slide presentation.

Financial Results Summary

(dollars in millions)



Earnings Trend
$15.7
$0
($53.5)
($93.7)
($180.0)
($195.8)
3Q10
4Q10
1Q11
2Q11
3Q11
Net income (loss)

3Q11 Highlights

- Net income available to common shareholders was $15.7 million compared to a net loss of $53.5 million in 2Q11 and a net loss of $195.8 million in 3Q10
- Net income per diluted common share of $0.02 compared to a net loss of $0.07 in 2Q11 and a net loss of $0.25 in 3Q10
- Pre-tax, pre-credit costs income was $119.4 million, up $2.5 million from 2Q11
- Total credit costs were $142.5 million, down $15.4 million or 9.8% from 2Q11 and down $158.4 million or 52.6% from 3Q10
- Earnings include net securities gain of $62.9 million*

*Net securities gains are excluded from pre-tax, pre-credit costs income

SYNOVUS

Financial Results Summary, continued

(dollars in millions)

Total Credit Costs*


$300.9
$281.7
$177.1
$157.9
$142.5
down 9.8% from 2Q11
down 52.6% from 3Q10
3Q10
4Q10
1Q11
2Q11
3Q11

Net Charge-offs


$237.2
$385.2
$166.9
$167.2
$138.3
down 17.3% from 2Q11
down 41.7% from 3Q10
3Q10
4Q10
1Q11
2Q11
3Q11

Credit metrics continue to improve

- Credit costs declined for ninth consecutive quarter
- Net charge-offs were $138.3 million (2.72%) compared to $167.2 million (3.22%) in 2Q11 and $237.2 million (4.12%) in 3Q10
- Distressed asset sales totaled $168.6 million in 3Q11

* Consist of provision for loan losses plus other credit costs; other credit costs consist primarily of losses on ORE, provision for losses on unfunded commitments, and charges related to other loans held for sale

Financial Results Summary, continued

(dollars in millions)

NPL Inflows


$421.5
$294.9
$306.5
$231.1
$222.0
down 3.9% from 2Q11
down 47.3% from 3Q10
3Q10
4Q10
1Q11
2Q11
3Q11

Potential Problem Commercial Loans*


$1,871.2
$1,435.6
$1,283.4
$1,198.9
$941.9
down 21.4% from 2Q11
down 49.7% from peak in 3Q10
3Q10
4Q10
1Q11
2Q11
3Q11

Credit metrics continue to improve

- NPL inflows totaled $222.0 million
- NPAs ended quarter at $1.16 billion, a $54.3 million decrease from 2Q11 and a $391.8 million decrease from 3Q10
- Potential problem commercial loans declined 21.4% from 2Q11
- Special mention loans declined 10.2% from 2Q11

*Consist of commercial substandard accruing loans but exclude loans 90 days past due and still accruing interest and accruing TDRs which are reported separately

SYNOVUS

Financial Results Summary, continued

Balance Sheet Trends

Loans

- Total loans ended the quarter at $20.10 billion; declined approximately $400 million from 2Q11 driven primarily by a $353.1 million decline in CRE loans
  - Combined C&I and retail portfolios now represent 63% of total loans
  - CRE portfolio represents 37% of total loans down from 41% in 3Q10
- Improving growth indicators
  - Achieved reported growth in owner occupied real estate and small business loans reflecting targeted sales efforts
  - New loan fundings up approximately $130 million or 22% from 2Q11
  - Encouraged by loan pipeline which continues to increase monthly

Deposits

- Pleased with the overall performance of deposit portfolio
  - Core deposits* increased $767.4 million or 15.1% annualized from 2Q11
  - Total number of accounts up from 2Q11
    - Number of non-interest bearing deposit accounts grew 3,123 (3.6% annualized) from 2Q11
  - Mix continues to improve; brokered deposits declined as planned ($533.0 million)

*Non-GAAP financial measure; see appendix

SYNOVUS

Financial Results Summary, continued

Expense Management

- Remain on track to generate $75 million in projected expense savings in 2011 ($100 million in 2012) and eliminate 850 positions in 2011
- Headcount decreased 824 since December 2010
- Core expenses* for the first nine months of 2011 are down $67 million or 11% versus the same period in 2010
- Will continue to pursue expense-saving opportunities



Core Expenses*
(in millions)
$608.0
$202.2
$91.9
$313.9
$540.9
$176.2
$86.7
$278.0
YTD 3Q10
YTD 3Q11
Employment Expenses
Occupancy & Equipment
Other

*Excluding gain/loss on curtailment of post-retirement defined benefit plan, restructuring charges, and credit costs. Non-GAAP financial measure; see appendix

SYNOVUS

Financial Results

Earnings Summary

(dollars in thousands, except per share data)

Income Statement Data	3Q11	2Q11	3Q11 vs. 2Q11 % change
Net interest income	$228,603	230,961	(1.0%)
Non-interest income	133,392	67,849	96.6
Non-interest expense, excluding credit costs and restructuring charges	179,754	181,538	(1.0)
Restructuring charges	2,587	3,106	(16.7)
Credit costs	142,536	157,931	(9.7)
Income tax expense (benefit)	6,910	(4,764)	nm
Net income (loss) available to common shareholders	$15,667	(53,504)	nm
Net income (loss) per common share	$0.02	(0.07)	nm
Average diluted common shares outstanding	910,816	785,277	16.0%

nm-not meaningful

- Pre-tax, pre-credit costs income was $119.4 million, up $2.5 million from the previous quarter
- Credit costs continue to decline
- Non-interest income includes net securities gains of $62.9 million
- 3Q11 average diluted common shares include impact of tMEDS (approximately 123 million shares) due to 3Q11 net profit

Loans Outstanding

(dollars in billions)

Total % Loans	3Q10	3Q11
CRE	40.6%	37.0%
C&I	41.6%	43.8%
Retail	17.8%	19.2%



$22.58
$4.02
$9.17
$9.39
$21.59
$3.95
$8.38
$9.26
$21.00
$3.88
$8.06
$9.06
$20.50
$3.87
$7.77
$8.86
$20.10
$3.85
$7.44
$8.81
3Q10
4Q10
1Q11
2Q11
3Q11
Retail
CRE
C&I

(in millions)					
Sequential quarter loan decline:	*($761.9)*	*($995.3)*	*($588.3)*	*($492.6)*	*($402.7)*
Sequential quarter net pay-downs:*	*($323.1)*	*($78.8)*	*($201.7)*	*($167.6)*	*($132.1)*

* Excluding the impact of loan sales, transfers to loans held-for-sale, charge-offs, and foreclosures

SYNOVUS

Deposits

- Core deposits[1] increased $767.4 million or 15.1% annualized from 2Q11
- Non-interest bearing deposits grew $1.00 billion or 23.6% year-over-year and $372.1 million or 30.3% linked quarter and now represent 25.1% of total core deposits[1]
- Continuing to shift deposit mix from brokered and time deposits to low-cost core deposits[2]
  - Brokered deposits declined as planned ($533.0 million)
- Total deposits of $23.11 billion increased $234.4 million from 2Q11

Total Core Deposits[2]

3Q11
$20.95 billion



32%
23%
1%
19%
25%

2Q11
$20.18 billion



32%
24%
1%
19%
24%

- Time[3]
- Shared
- NOW/Savings
- Non-interest Bearing
- Money Market

1) Core deposits consist of total deposits less brokered deposits; Non-GAAP financial measure; see appendix
(2) Low-cost core deposits consist of core deposits excluding time deposits; Non-GAAP financial measure; see appendix
(3) Excludes Shared Deposits

Net Interest Margin

3Q11 vs. 2Q11 Key Margin Drivers

- Net interest margin of 3.47% down 4 b.p.s
- 9 basis point decline in earning asset yield
  - Decrease driven by downward repricing of maturing fixed-rate assets and lower average loan balances
- 5 basis point decline in effective cost of funds
  - Decrease primarily due to downward repricing of maturing core time deposits*



Net Interest Margin Trend
3.63%
3.69%
3.76%
3.76%
3.70%
3.33%
3.37%
3.52%
3.51%
3.47%
30 b.p.s
23 b.p.s
3Q10
4Q10
1Q11
2Q11
3Q11
Actual
Excluding negative impact of non-performing loans*



(in millions)
Net Interest Income
$245.5
$242.0
$237.4
$231.0
$228.6
3Q10
4Q10
1Q11
2Q11
3Q11

* Non-GAAP financial measure; see appendix

SYNOVUS

Core Expenses*

(dollars in millions)



$199.2
$30.0
$65.2
$104.0
$205.1
$30.6
$70.6
$103.9
$203.7
$31.3
$66.5
$105.9
$204.7
$30.2
$69.8
$104.7
$179.6
$29.8
$56.7
$93.1
$181.5
$28.9
$60.9
$91.7
$179.7
$28.0
$58.5
$93.2
1Q10
2Q10
3Q10
4Q10
1Q11
2Q11
3Q11
Employment Expenses
Other
Occupancy & Equipment

Headcount:	6,396	6,388	6,257	6,109	5,518	5,400	5,285

- Core expenses* down $1.8 million from 2Q11
- Continued to implement efficiency initiatives during 3Q11
- Expense reductions in line with expectations

*Excluding gain/loss on curtailment of post-retirement defined benefit plan, restructuring charges, and credit costs
Non-GAAP financial measure; see appendix

SYNOVUS

Pre-tax, Pre-credit Costs Income(1)

(dollars in millions)


$124.1
$117.4
$120.5
$116.9
$119.4
3Q10
4Q10
1Q11
2Q11
3Q11

3Q11 vs. 2Q11 Key Drivers
(in millions)
- net interest income ↓$2.4
- non-interest income ↑$3.0 (excluding securities gains)
- core expenses(1) ↓$1.8

	3Q10	4Q10	1Q11	2Q11	3Q11
(Loss) income from continuing operations before income taxes	($181)	(160)	(79)	(44)	37
Add: Provision for losses on loans	239	252	142	120	102
Add: Other credit costs(2)	63	30	35	38	40
Subtract: Gain on curtailment of post-retirement defined benefit plan	–	(7)	–	–	–
Add: Restructuring charges	3	2	24	3	3
Subtract: Gain on investment securities	–	–	(1)	–	(63)
Pre-tax, pre-credit costs income	**$124**	**117**	**121**	**117**	**119**
Pre-tax, pre-credit costs income/risk-weighted assets	**2.1%**	**2.1**	**2.2**	**2.2**	**2.2**(3)

(1) Non-GAAP financial measure; see appendix
(2) Other credit costs consist primarily of losses on ORE, provision for losses on unfunded commitments, and charges related to other loans held for sale
(3) Preliminary

SYNOVUS

Investment Portfolio

Modest portfolio growth and repositioning for extended period of lower rates

(in thousands)	3Q11	2Q11	Change
U.S. Treasury Securities	$41,056	275,430	(234,374)
U.S. Agency Securities	981,552	705,488	276,064
Agency MBS and CMO	2,534,192	2,148,882	385,310
Municipal Securities	27,991	29,287	(1,296)
Equity Securities	6,271	13,206	(6,935)
Other Investments	5,449	86,961	(81,512)
Total AFS Securities	$3,596,511	3,259,254	337,257

- 3Q11 market movement allowed opportunity to capture premiums on MBS before potential prepayment surge
- Enhanced capital by realizing gains
- Sold higher coupon MBS and repurchased lower coupon MBS with less prepayment risk
- Sold short-duration Treasury and TLGP securities and reinvested in higher yielding MBS securities
- Additional portfolio growth in agency notes and MBS

SYNOVUS

Capital Ratios

	3Q10	4Q10	1Q11	2Q11	3Q11
Tier 1 capital ratio	13.06%	12.79	12.78	12.84	12.97 (2)
Tier 1 common equity ratio	9.07	8.63	8.47	8.41	8.50 (2)
Total risk-based capital ratio	16.70	16.45	16.32	16.40	16.54 (2)
Tangible common equity/tangible assets ratio (1)*	7.26	6.73	6.66	6.63	6.56
Tier 1 leverage ratio	9.80%	9.44	9.58	9.70	9.87 (2)

(1) Excludes the carrying value of goodwill and other intangible assets from shareholders' equity and total assets
(2) Preliminary
*Non-GAAP financial measure; see appendix

Credit Update

SYNOVUS

Credit Quality Trends

(dollars in millions)

Total Credit Costs



Down 82% from peak of $808 million in 2Q09
$606
$109
$497
3Q09
$428
$41
$387
4Q09
$395
$54
$341
1Q10
$353
$54
$299
2Q10
$301
$62
$239
3Q10
$282
$30
$252
4Q10
$177
$35
$142
1Q11
$158
$38
$120
2Q11
$143
$41
$102
3Q11
ORE / HFS Expense
Provision Expense

Allowance for Loan Losses



3.49%
$919
3Q09
3.72%
$944
4Q09
3.97%
$969
1Q10
3.58%
$835
2Q10
3.70%
$836
3Q10
3.26%
$704
4Q10
3.23%
$678
1Q11
3.08%
$631
2Q11
2.96%
$595
3Q11

Net Charge-offs



7.33%
$497
3Q09
5.58%
$362
4Q09
5.05%
$316
1Q10
7.21%
$433
2Q10
4.12%
$237
3Q10
6.93%
$385
4Q10
3.12%
$167
1Q11
3.22%
$167
2Q11
2.72%
$138
3Q11

Past Due Trends



1.35%
$357
0.17%
3Q09
1.03%
$262
0.08%
4Q09
1.21%
$295
0.15%
1Q10
1.06%
$247
0.09%
2Q10
1.12%
$254
0.11%
3Q10
0.82%
$177
0.08%
4Q10
0.96%
$202
0.05%
1Q11
0.97%
$200
0.11%
2Q11
0.99%
$200
0.13%
3Q11
Total Past Dues
Past Dues > 90 Days

Non-performing Assets

(dollars in millions)

- New non-performing loan inflows at lower levels
  - Residential and land inflows continue quarterly improvement
  - Investment property inflows remain at lower levels
- Non-performing assets continue to decline at a steady pace
  - NPLs down 44% from peak in 4Q09, and down $13 million from 2Q11, at 4.34%
  - NPAs down 37% from peak in 1Q10, now at 5.71%
- Total write-down and Allowance on NPA book is 44%
  - NPLs are written down or reserved for by 39%
  - ORE and HFS are written down or reserved for by 61%

Non-performing Asset Trends


$1,747
$228
$1,519
5.77%
$1,831
$275
$1,556
6.13%
$1,843
$300
$1,543
6.32%
$1,573
$263
$1,310
5.61%
$1,556
$262
$1,294
5.73%
$1,281
$389
$892
4.13%
$1,275
$380
$895
4.27%
$1,219
$334
$885
4.32%
$1,164
$292
$872
4.34%
3Q09
4Q09
1Q10
2Q10
3Q10
4Q10
1Q11
2Q11
3Q11
Non-performing Loans
ORE / HFS

New NPL Inflow Trends


$756
$661
$531
$339
$422
$295
$307
$231
$222
3Q09
4Q09
1Q10
2Q10
3Q10
4Q10
1Q11
2Q11
3Q11

New NPL Inflows by Portfolio Type

	3Q10	4Q10	1Q11	2Q11	3Q11
Investment properties	$70	51	80	27	32
Residential properties / Land-related	187	141	119	110	93
Commercial and industrial	127	75	76	64	74
Retail	38	28	32	30	23
Total	**$422**	**295**	**307**	**231**	**222**

SYNOVUS

Asset Disposition Trends

(dollars in millions)



$339
$331
$271
$206
$172
$573
$192
$195
$169
46%
51%
43%
34%
39%
46%
45%
45%
37%
3Q09
4Q09
1Q10
2Q10
3Q10
4Q10
1Q11
2Q11
3Q11
Book Balance of Dispositions
Realization Rate as % Unpaid Principal Balance at Default

SYNOVUS

Potential Problem Commercial Loans*

(dollars in millions)



Down 50% from peak in 3Q10
Down 22% from 2Q11
$1,320
$1,443
$1,709
$1,871
$1,436
$1,283
$1,199
$942
4Q09
1Q10
2Q10
3Q10
4Q10
1Q11
2Q11
3Q11

*Potential problem loans consist of commercial substandard accruing loans but exclude loans 90 days past due and still accruing interest and accruing TDRs which are reported separately

SYNOVUS

Troubled Debt Restructurings

(dollars in millions)

Total Accruing TDRs: $640.3 million as of 9/30/11


Passing Grades
15%
Substandard
61%
Special Mention
24%
39% are
not Substandard

Total TDR Trends


$672
$261
$411
$612
$350
$262
$646
$410
$236
$572
$464
$108
$652
$545
$107
$693
$552
$141
$811
$640
$171
1Q10
2Q10
3Q10
4Q10
1Q11
2Q11
3Q11
Non-accruing TDRs
Accruing TDRs

- Accruing TDR balances increased 16% from 2Q11
- Over 94% of accruing TDRs are paid current
- 39% of accruing TDRs are in passing and special mention grades
- Only 31% of of accruing TDRs are residential or land-related
- Any concession to customers experiencing financial difficulty results in a TDR classification

*On July 1, 2011, Synovus adopted the provisions of ASU 2011-02, A Creditor's Determination of Whether a Restructuring is a Troubled Debt Restructuring. As required, Synovus has applied the provisions of this ASU effective 3Q11 to all modifications and restructurings that have occurred since January 1, 2011.

Investment Properties Portfolio

(dollars in millions)

Total Investment Properties: $4.60 billion as of 9/30/11


Other Investment Property
10%
Multi-Family
16%
Warehouses
11%
Hotels
17%
Commercial Development
7%
Shopping Centers
22%
Office Buildings
17%

Investment Property Portfolio as of 9/30/11

	Outstanding Balance	New NPL Inflows	NPL Ratio	30+ DPD Ratio	3Q11 Net Charge-offs*
Multi-family	$753	1	0.91%	0.33	0.82
Hotels	789	0	0.75	-	2.22
Office Buildings	791	2	2.16	0.41	3.99
Shopping Centers	1,002	8	1.93	0.67	5.76
Warehouses	498	1	1.39	0.37	6.81
Other Investment Property	462	2	2.00	1.34	2.40
Commercial Development	300	18	13.94	0.98	7.34
Total Investment Properties	**$4,596**	**$32**	**2.33%**	**0.51**	**3.91**

*Annualized

- Past dues remain at low levels
- NPL inflows remain at lower levels at $32 million
- NPL ratio remained flat from 2Q11
- Charge-off ratio increased, due in part to increased disposition activity in this sector

SYNOVUS

Residential C&D and Land Acquisition Portfolio

(dollars in millions)

Performing Residential C&D and Land Acquisition Portfolios



$5,875
$4,762
$2,821
$1,768
$1,448
Decline of 75% from peak
4Q07
4Q08
4Q09
4Q10
3Q11

- The Residential C&D and Land Portfolios comprise 46% of total NPAs
- Performing Residential C&D and Land Acquisition Portfolio has decreased by 75% from a peak of $5.9 billion in 4Q07 to $1.4 billion in 3Q11
  - 4Q07 portfolio represented 22% of total loans
  - 3Q11 portfolio represents 7.5% of total loans

Performing Residential C&D and Land as of 9/30/11



Florida 12%
Atlanta 20%
Alabama 15%
Tennessee 1%
South Carolina 19%
Other Georgia 32%

Key Credit Metrics as of 9/30/11

	Outstanding Balance*	Performing Loan Balance	NPL Ratio	30+ DPD Ratio	3Q11 Net Chg-off Ratio**
1-4 Family Construction	$222	201	9.52%	3.05	2.68
Residential Land Dev.	484	359	25.84	1.23	11.71
Land Acquisition	1,120	888	20.68	0.65	12.48
Total Res. C&D & Land	**1,826**	**1,448**	**20.69**	**1.09**	**11.10**
1-4 Family Investment Mortgage	$1,020	956	6.36%	0.92	2.91

*Includes accruing and non-accruing loans

**Annualized

SYNOVUS

C&I Portfolio

(dollars in millions)

Diverse Industry Exposure as of 9/30/11


10.7%
8.7%
5.3%
7.9%
6.0%
9.6%
8.0%
9.3%
5.9%
5.4%
4.9%
2.1%
2.9%
2.5%
2.3%
8.3%
Health Care
Finance/Insurance
R/E Leasing
Retail Trade
Wholesale Trade
Professional, Scientific, Technical Svcs.
Ag, Forestry, Fishing
Arts, Entertainment, Rec.
Manufacturing
Construction
Other Services
R/E Other
Accommodation & Food Svcs.
Transportation & Warehousing
Educational Svcs.
All Other

C&I Portfolio as of 9/30/11

	Outstanding Balance	NPL Ratio	30+ DPD Ratio	3Q11 Net Charge-off Ratio*
Commercial, Financial, & Agricultural	$4,901	3.15%	0.78	0.88
Owner Occupied Real Estate	3,912	2.22	1.41	0.40
Total C&I Loans	**$8,813**	**2.74%**	**1.06**	**0.67**

* Annualized

- Net charge-offs decreased substantially from 2.62% in 2Q11 to 0.67% in 3Q11
- C&I portfolio credit fundamentals remained stable compared to 2Q11

SYNOVUS

Retail Portfolio

(dollars in millions)

Total Retail Loans: $3.86 billion
as of 9/30/11



Florida
12%
Atlanta
11%
Alabama
18%
Tennessee
7%
South Carolina
15%
Other Georgia
37%

Retail Portfolio as of 9/30/11

	Outstanding Balance	NPL Ratio	30+ DPD Ratio	3Q11 Net Charge-off Ratio*
Home Equity Lines	$1,613	1.51%	0.83	1.86
Consumer Mortgages	1,426	3.59	1.92	1.15
Small Business Loans	271	1.28	1.22	1.40
Credit Cards	268	–	2.12	3.48
Other Retail Loans	280	0.77	1.26	1.32
Total Retail Loans	**$3,858**	**2.10%**	**1.38**	**1.64**

* Annualized

- Net charge-offs declined for the seventh consecutive quarter to 1.64% in 3Q11
- Other credit metrics within the retail portfolio remained stable

Appendix

SYNOVUS

Deferred Tax Asset and Valuation Allowance

(dollars in millions, except per share data)

	3Q11
Net deferred tax assets before valuation allowance	$819
Valuation allowance	817
Net deferred tax assets after valuation allowance	$2

$1.01* per common share

* Based on 785.3 million shares outstanding at September 30, 2011. Reflects the expectation that approximately $21 million of the valuation allowance will not reverse.

Expected future impact of DTA valuation allowance

- Currently, losses must be carried forward (by recording a deferred tax asset with a corresponding valuation allowance) resulting in a close to zero effective tax rate
- Expect to record minimal to no tax expense when reporting income before taxes as reductions to the DTA valuation allowance will be recognized
- Expect to reverse most of the DTA valuation allowance once we have demonstrated a sustainable return to profitability, perhaps at the point we have significantly improved credit quality and experienced consecutive profitable quarters coupled with a forecast of sufficient continuing profitability
  - It should be noted that the reversal of the DTA valuation allowance is subject to considerable judgment
- Depending upon the level of forecasted taxable income, the degree of risk related to realizing the forecasted taxable income, and estimated risk related to credit quality, the DTA valuation allowance could be reversed as a single event or over a period of time
- Even after the reversal of the DTA valuation allowance under GAAP, which will immediately benefit GAAP capital and the TCE ratio, there would remain limitations on the ability to count the DTA for regulatory capital purposes; i.e., once taxes paid in carryback periods are exhausted, banks must deduct from Tier I capital the lower of (1) the amount by which net DTAs exceed what they would expect to realize within one year or (2) the amount by which the net DTAs exceed 10% of Tier I capital

SYNOVUS

Expected Annual Impact from Regulatory Reform on Fee Income

- Reg E: $15 million
  - Implemented August 1, 2010
- Durbin Amendment: $14 million
  - $3 million for 2011 with implementation on October 1, 2011
- Other regulatory policy changes: $13 million
  - $12.9 million for 2011 due to implementation in late January 2011

SYNOVUS

Non-interest Income

(dollars in thousands)

	3Q10	2Q11	3Q11	3Q11 vs. 2Q11 % Change	3Q11 vs. 3Q10 % Change
Service charges on deposit accounts	$26,711	19,238	20,039	4.2%	(25.0)
Fiduciary and asset management fees	10,408	11,879	11,631	(2.1)	11.8
Brokerage revenue	6,736	6,291	6,556	4.2	(2.7)
Mortgage revenue	10,163	5,547	7,427	33.9	(26.9)
Bankcard fees	10,674	12,125	11,562	(4.6)	8.3
Investment securities (losses) gains, net	(612)	377	62,873	nm	nm
Other fee income	5,440	5,289	5,423	2.5	(0.3)
Increase (decrease)in fair value of private equity investments, net	3,521	(301)	(771)	nm	nm
Other non-interest income	8,723	7,404	8,652	16.9	(0.8)
Total non-interest income	**$81,764**	**67,849**	**133,392**	**96.6%**	**63.1**
Non-interest income, excluding investment securities gains/losses	**$82,376**	**67,472**	**70,519**	**4.5%**	**(14.4)**

SYNOVUS

Non-interest Expense

(dollars in thousands)

	3Q10	2Q11	3Q11	3Q11 vs. 2Q11 % Change	3Q11 vs. 3Q10 % Change
Salaries and other personnel expense	$105,933	91,749	93,184	1.6%	(12.0)
Net occupancy and equipment expense	31,311	28,883	27,981	(3.1)	(10.6)
FDIC insurance and other regulatory fees	16,178	15,956	15,463	(3.1)	(4.4)
Foreclosed real estate expense	50,890	39,872	37,108	(6.9)	(27.1)
Other credit costs	10,979	(2,101)	3,104	(247.7)	(71.7)
Professional fees	12,424	10,893	10,135	(7.0)	(18.4)
Data processing expense	11,117	9,251	9,024	(2.5)	(18.8)
Restructuring charges	3,420	3,106	2,587	(16.7)	(24.4)
Other operating expenses	26,759	24,806	23,966	(3.4)	(10.4)
Total non-interest expense	**$269,011**	**222,415**	**222,552**	**0.1%**	**(17.3)**
Core Expenses*	**$203,723**	**181,538**	**179,754**	**(1.0%)**	**(11.8)**

* Excluding restructuring charges and credit costs
Non-GAAP financial measure; see appendix

Special Mention Loans (Criticized)

(dollars in millions)



$2,147
$2,476
$2,313
$2,362
$2,503
$2,528
$2,334
$2,095
Down 10% from 2Q11
4Q09
1Q10
2Q10
3Q10
4Q10
1Q11
2Q11
3Q11

New NPL Inflows by Geography

(dollars in millions)

	3Q10	4Q10	1Q11	2Q11	3Q11
Alabama	$30	41	46	18	16
Florida	69	65	52	31	27
Georgia (excluding Atlanta)	109	73	75	95	67
Atlanta	87	49	74	43	40
South Carolina	95	61	46	37	62
Tennessee	32	6	14	7	9
Total	**$422**	**295**	**307**	**231**	**221**

SYNOVUS

Allowance and Cumulative Write-downs on Non-performing Assets

(dollars in millions)

	1Q11	2Q11	3Q11
Non-performing loans	$896	885	872
Allowance for loan losses on non-performing loans	71	66	78
Cumulative write-downs LTD	488	465	419
Total allowance and cumulative write-downs on NPLs	**$559**	**$531**	**$497**
Allowance and cumulative write-downs on non-performing loans	**40.4%**	**39.3%**	**38.5%**
ORE and impaired loans held for sale cumulative write-downs and valuation reserves	57.4%	60.1%	60.8%
Total allowance and cumulative write-downs on NPAs	**45.7%**	**44.6%**	**44.0%**

SYNOVUS

Net Charge-offs by Type

(dollars in millions, percentages annualized)

	1Q11		2Q11		3Q11	
Investment properties	$38.0	3.08%	$36.1	2.99%	$46.2	3.91%
1-4 family properties	44.1	8.72	33.0	6.92	24.4	5.39
Land for future development	26.1	8.70	21.6	7.33	36.9	12.48
Total CRE	**108.2**	**5.30**	**90.7**	**4.58**	**107.5**	**5.57**
Commercial and industrial	38.3	1.69	58.4	2.62	14.8	0.67
Retail	20.4	2.11	18.1	1.87	16.0	1.64
Total net charge-offs	**$166.9**	**3.12%**	**$167.2**	**3.22%**	**$138.3**	**2.72%**

SYNOVUS

Past Dues by Portfolio Type

(dollars in millions)

	30-Days + Past Due 2Q11	30-Days + Past Due 3Q11	Outstanding Balance 3Q11
Investment properties	0.36%	0.51	$4,596
1-4 family construction	0.66	3.05	222
1-4 family investment mortgage	1.44	0.92	1,020
Residential development	0.64	1.23	484
Residential properties	1.11	1.28	1,726
Land for future development	1.00	0.65	1,120
Total CRE	**0.63**	**0.71**	**7,442**
Commercial and industrial	1.15	1.06	8,813
Retail	1.27	1.38	3,857
Total*	**0.97%**	**0.99**	**$20,112**

* Includes unearned income

Non-GAAP Financial Measures

(dollars in millions, except per share data)

The following tables illustrate the method of calculating the non-GAAP financial measures used in this slide presentation.

	3Q10	4Q10	1Q11	2Q11	3Q11
Total risk-weighted assets	$23,677	22,749	22,000	21,477	21,371 [3]
(Loss) income before income taxes	(181)	(160)	(79)	(44)	37
Add: Provision for losses on loans	239	252	142	120	102
Add: Other credit costs[1]	63	30	35	38	40
Subtract: Gain on curtailment of post-retirement defined benefit plan	–	(7)	–	–	–
Add: Restructuring charges	3	2	24	3	3
Subtract: Net gain on investment securities	–	–	(1)	–	(63)
Pre-tax, pre-credit costs income	**$124**	**117**	**121**	**117**	**119**
Pre-tax, pre-credit costs income[2] / RWA	**2.1%**	**2.1**	**2.2**	**2.2**	**2.2** [3]

(1) Other credit costs consist primarily of losses on ORE, provision for losses on unfunded commitments, and charges related to other loans held for sale
(2) Annualized
(3) Preliminary

Non-GAAP Financial Measures

(dollars in millions)

	3Q10	4Q10	1Q11	2Q11	3Q11
Total non-interest expense	$269	229	240	222	223
Other credit costs [1]	(62)	(29)	(36)	(38)	(40)
Restructuring charges	(3)	(2)	(24)	(3)	(3)
Gain on curtailment of post-retirement defined benefit plan	–	7	–	–	–
Core expenses	**204**	**205**	**180**	**181**	**180**
Average earning assets [2]	**29,398**	**28,660**	**27,398**	**26,519**	**26,231**
Net interest income (taxable equivalent)	245	242	237	231	229
Add: Negative impact of non-performing loans on net interest income [3]	23	23	15	16	15
Net interest income (taxable equivalent) excluding the negative impact of non-performing loans	**$268**	**265**	**252**	**247**	**244**
Net interest margin	**3.33%**	**3.37**	**3.52**	**3.51**	**3.47**
Negative impact of non-performing loans	**0.30**	**0.32**	**0.24**	**0.25**	**0.23**
Net interest margin excluding negative impact of non-performing loans	**3.63%**	**3.69**	**3.76**	**3.76**	**3.70**

(1) Other credit costs consist primarily of losses on ORE, provision for losses on unfunded commitments, and charges related to other loans held for sale
(2) Quarterly average balance
(3) Represents pro forma interest income on non-performing loans at current commercial loan portfolio yield, and net interest charge-offs on loans recognized during the quarter

SYNOVUS

Non-GAAP Financial Measures

(dollars in millions)

	3Q10	4Q10	1Q11	2Q11	3Q11
Total deposits	$25,236	24,500	23,206	22,875	23,109
Brokered deposits	(3,549)	(3,152)	(2,979)	(2,691)	(2,157)
Core deposits	**21,687**	**21,348**	**20,227**	**20,184**	**20,952**
Time deposits	(6,482)	(5,911)	(5,207)	(5,050)	(4,952)
Core deposits excluding time deposits	**$15,205**	**15,437**	**15,020**	**15,134**	**16,000**

	3Q10	4Q10	1Q11	2Q11	3Q11
Total assets	$30,955	30,093	28,678	28,314	28,254
Goodwill	(24)	(24)	(24)	(24)	(24)
Other intangible assets, net	(14)	(13)	(12)	(11)	(10)
Tangible assets	30,917	30,056	28,642	28,279	28,220
Total shareholders' equity	3,216	2,998	2,883	2,851	2,830
Goodwill	(24)	(24)	(24)	(24)	(24)
Other intangible assets, net	(14)	(13)	(12)	(11)	(10)
Cumulative perpetual preferred stock	(935)	(937)	(940)	(942)	(945)
Tangible common equity	$2,243	2,024	1,907	1,874	1,851
Tangible common equity to tangible assets ratio	**7.26%**	**6.73**	**6.66**	**6.63**	**6.56**